--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) February 24, 2002


                          CENDANT MORTGAGE CAPITAL LLC
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                  333-68978                    52-233-8856
          --------                  ---------                    -----------
(STATE OR OTHER JURISDICTION       (COMMISSION                (I.R.S. EMPLOYER
       OF FORMATION)               FILE NUMBER)              IDENTIFICATION NO.)

  3000 Leadenhall Road
  Mount Laurel , New Jersey                                        08054
  -------------------------                                        -----
(ADDRESS OF PRINCIPAL EXECUTIVE                                  (ZIP CODE)
         OFFICES)


Registrant's telephone number, including area code, is (856) 917-6200







--------------------------------------------------------------------------------

Item 5.  Other Events.
         ------------

                  On or about February 27, 2002, the Registrant will cause the issuance and sale of approximately $248,916,623 initial principal amount of CDMC Mortgage Pass-Through Certificates, Series 2002-1 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of February 1, 2002, between the Registrant as seller, Cendant Mortgage Corporation as master servicer and Citibank, N.A., as trustee.

                  In connection with the sale and the Series 2002-1, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class R, Class X, Class P, Class B-1, Class B-2 and Class B-3 (the "Underwritten Certificates"), the Registrant has been advised by Credit Suisse First Boston Corporation (the "Underwriter"), that the Underwriter has furnished to prospective investors certain computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-68978, which Computational Materials are being filed as exhibits to this report.

                  The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.

Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits
         ------------------------------------------------------------------

         (a)      Financial Statements.
                  --------------------

                  Not applicable.

         (b)      PRO FORMA Financial Information.
                  -------------------------------

                  Not applicable.

         (c)      Exhibits



                          ITEM 601(A) OF
                          REGULATION S-K
EXHIBIT NO.                EXHIBIT NO.                             DESCRIPTION
-----------                -----------                             -----------
     1                          99                Computational Materials--Computational Materials
                                                  (as defined in Item 5) that have been provided by
                                                  the Underwriter to certain prospective purchasers
                                                  of CDMC Mortgage Pass-Through Certificates, Series
                                                  2002-1 (filed in paper pursuant to the automatic
                                                  SEC exemption pursuant to Release 33-7427, August
                                                  7, 1997)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                             CENDANT MORTGAGE CAPITAL LLC


                                             By: /s/: Joseph Suter
                                                 --------------------------
                                             Name:    Joseph Suter
                                             Title:   Senior Vice President

Dated: February 24, 2002

                                                   EXHIBIT INDEX



                                   Item 601(a) of                 Sequentially
                                   Regulation S-K                 Numbered
Exhibit Number                     Exhibit No.                    Description                     Page
--------------                     -----------                    -----------                     ----
1                                  99                             Computational                   8
                                                                  Materials